Exhibit 99.1

On December 14, 2005, Critical Path, Inc. (“Critical Path” or “the Registrant”) entered into an Asset Purchase Agreement (the “Agreement”) with Tucows.com Co. (“Tucows” or “the Buyer”) for the sale of a portion of Critical Path’s hosted messaging assets, including a portion of its hosted messaging customer base, assembled hosted messaging workforce and hosted messaging hardware (the “Hosted Assets”). Under the Agreement, Tucows also acquired a software license for Memova™ and agreed to assume certain contractual liabilities related to the Hosted Assets. Tucows paid Critical Path $6.25 million on January 3, 2006, the closing date. Tucows will also pay an additional $1.75 million if certain post-closing conditions related to renewal of services by certain customers through October 31, 2006 are satisfied.

The following unaudited pro forma condensed consolidated balance sheet at September 30, 2005 and the unaudited pro forma condensed consolidated statements of operations data for the nine months ended September 30, 2005 and the year ended December 31, 2004, give pro forma effect to the estimated financial impact of the sale of the Registrant’s Hosted Assets to Tucows. The pro forma condensed consolidated balance sheet at September 30, 2005 gives pro forma effect to the sale of the Hosted Assets as if the transaction was consummated on September 30, 2005. The pro forma condensed consolidated statements of operations data for the nine months ended September 30, 2005 and the year ended December 31, 2004, give pro forma effect to the sale of the Hosted Assets as if the transaction was consummated as of the beginning of the earliest (January 1, 2004) periods presented.

The unaudited pro forma condensed consolidated financial statements are based on the historical consolidated financial statements of Critical Path giving effect to the sale of the Hosted Assets. The adjustments to reflect the sale of Hosted Assets are set forth in the following notes. The Registrant has retained products, operating activities and associated revenues, assets and liabilities, as well as operating expenses, related to its Critical Path’s Memova Messaging, Memova Anti-Abuse, Memova Mobile, Identity Management and Supernews software products and services.

The unaudited pro forma condensed financial data have been prepared by Critical Path’s management for informational purposes only and are not necessarily indicative of how the Critical Path’s balance sheet and operating results would have been presented had the transaction as set forth in the Agreement been consummated on the assumed dates, nor are they necessarily indicative of the presentation of the Critical Path’s balance sheet and statement of operations for any future period.

Critical Path, Inc.

Pro Forma Statement of Operations

Nine Months Ended September 30, 2005

	Actual Nine Months ended September 30, 2005	Pro Forma Adjustments		Pro Forma Nine Months ended September 30, 2005
NET REVENUE
Software license	$14,810	$—		$14,810
Hosted messaging	12,048	(8,201	)a	3,847
Professional services	9,929	(153	)a	9,776
Maintenance and support	14,842	—		14,842

Total net revenue	51,629	(8,354)		43,275
COST OF NET REVENUE
Software license	3,606	—		3,606
Hosted messaging	11,927	(6,767	)a	5,160
Professional services	6,993	—		6,993
Maintenance and support	4,542	—		4,542
Stock-based expense	168	(43	)b	125

Total cost of net revenue	27,236	(6,810)		20,426
GROSS PROFIT (LOSS)	24,393	1,544		22,849
OPERATING EXPENSES
Selling and marketing	12,780	(63	)c	12,717
Research and development	11,446	(1,377	)c	10,069
General and administrative	9,829	—		9,829
Stock-based expense	749	(4	)b	745
Restructuring and other expenses	1,847	—		1,847

Total operating expenses	36,651	(1,444)		35,207
OPERATING INCOME (LOSS)	(12,258)	100		(12,358)
Interest and other income (expense), net	5,598	—		5,598
Interest expense	(2,483)	—		(2,483)

Income (loss) before income taxes	(9,143)	100		(9,243)
Provision for income taxes	(789)	—		(789)

NET INCOME (LOSS)	(9,932)	100		(10,032)
Accretion on mandatorily redeemable preferred stock	(15,311)	—		(15,311)

NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS	$(25,243)	$100		$(25,343)

Net income (loss) per share attributable to common shareholders - basic and diluted	$(0.83)			$(0.83)

Shares used in the per share calculations - basic and diluted	30,452			30,452

Critical Path, Inc.

Pro Forma Statement of Operations

Year Ended December 31, 2004

	Actual Year Ended December 31, 2004	Pro forma Adjustments		Pro Forma Year Ended December 31, 2004
NET REVENUE
Software license	$19,326	$—		$19,326
Hosted messaging	17,842	(12,135	)a	5,707
Professional services	12,829	(253	)a	12,576
Maintenance and support	21,075	—		21,075

Total net revenue	71,072	(12,388)		58,684
COST OF NET REVENUE
Software license	5,463	—		5,463
Hosted messaging	25,404	(16,997	)a	8,407
Professional services	11,939	—		11,939
Maintenance and support	5,495	—		5,495
Stock-based expense	76	(21	)b	55
Restructuring expense	175	—		175

Total cost of net revenue	48,552	(17,018)		31,534
GROSS PROFIT (LOSS)	22,520	(4,630)		27,150
OPERATING EXPENSES
Selling and marketing	22,703	(2,042	)c	20,661
Research and development	20,973	(3,047	)c	17,926
General and administrative	15,005	—		15,005
Stock-based expense	1,839	(20	)b	1,819
Restructuring and other expense	3,404	—		3,404

Total operating expenses	63,924	(5,109)		58,815
OPERATING INCOME (LOSS)	(41,404)	(9,739)		(31,665)
Interest and other income (expense), net	7,686	—		7,686
Interest expense	(4,384)	—		(4,384)
Loss on extinguishment of debt	(12,783)			(12,783)

Income (loss) before income taxes	(50,885)	(9,739)		(41,146)
Provision for income taxes	(1,112)	—		(1,112)

NET INCOME (LOSS)	(51,997)	(9,739)		(42,258)
Accretion on mandatorily redeemable preferred stock	(14,565)	—		(14,565)

NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS	$(66,562)	$(9,739)		$(56,823)

Net income (loss) per share attributable to common shareholders - basic and diluted	$(3.15)			$(2.69)

Shares used in the per share calculations - basic and diluted	21,123			21,123

Critical Path, Inc.

Pro Forma Consolidated Balance Sheet

As of September 30, 2005

	Actual as of September 30, 2005	Pro forma adjustments		Pro forma as of September 30, 2005
ASSETS
Current assets
Cash and Cash Equivalents	20,486	6,250	a	26,736
Accounts Receivable, Net	13,274	—		13,274
Prepaid and Other Current Assets	3,391	—		3,391

Total Current Assets	37,151	6,250		43,401
Property and Equipment, Net	6,302	(4,024	)b	2,278
Goodwill	6,613	—		6,613
Restricted cash	278	—		278
Other Assets	1,678	—		1,678

Total Assets	$52,022	$2,226		$54,248

LIABILITIES, MANDATORILY REDEEMABLE PREFERRED STOCK, & SHAREHOLDERS’ DEFICIT
Current liabilities
Accounts Payable	$2,439	$—		$2,439
Accrued Liabilities	20,726	794	c	21,520
Deferred Revenue	9,489	(126	)d	9,363
Capital Lease and Other Obligations, Current	137	—		137

Total current liabilities	32,791	668		33,459
Deferred Revenue	970	—		970
Embedded Derivative Liability	2,527	—		2,527
Notes Payable, net of current portion	17,585	—		17,585
Other liabilities, long-term	46	—		46

Total Liabilities	53,919	668		54,587
Mandatorily Redeemable Preferred Stock	116,874	—		116,874
Shareholders’ deficit
Common Stock and Paid-in Capital	2,180,595	—		2,180,595
Common Stock Warrants	5,947	—		5,947
Unearned Compensation, Net	(716)	—		(716)
Accumulated Deficit	(2,300,657)	1,558		(2,299,099)
Accumulated Other Comprehensive Income	(3,940)	—		(3,940)

Total Shareholder Deficit	(118,772)	1,558		(117,213)

Total Liabilities, Mandatorily Redeemable Preferred Stock, and shareholders’ deficit	$52,022	$2,226		$54,248

CRITICAL PATH, INC.

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Pro Forma Adjustments for the Pro Forma Consolidated Statement of Operations

for the Nine Months Ended September 30, 2005

(a)	This adjustment represents the revenues and cost of revenues attributable to the Hosted Assets for the nine months ended September 30, 2005.
(b)	This adjustment represents the stock-based expenses attributable to Hosted Assets for the nine months ended September 30, 2005.
(c)	This adjustment represents the direct operating expenses attributable to Hosted Assets for the nine months ended September 30, 2005.

Pro Forma Adjustments for the Pro Forma Consolidated Statement of Operations

for the Year Ended December 31, 2004

(a)	This adjustment represents the revenues and cost of revenues attributable to the Hosted Assets for the year ended December 31, 2004.
(b)	This adjustment represents the stock-based expenses attributable to Hosted Assets for the year ended December 31, 2004.
(c)	This adjustment represents the direct operating expenses attributable to Hosted Assets for the year ended December 31, 2004.

Pro Forma Adjustments to the Pro Forma Consolidated Balance Sheet as of

September 30, 2005

(a)	Critical Path received consideration of $6.25 million on January 3, 2006, the Closing Date. The Buyer will also pay an additional $1.75 million if certain post-closing conditions related to renewal of services by certain customers through October 31, 2006 are satisfied, however, such contingent consideration is not included as a pro forma adjustment to the Pro Forma Consolidated Balance Sheet as of September 30, 2005.
(b)	This adjustment represents the value of certain Hosted Assets which are being transferred to the Buyer as part of the sale.
(c)	This adjustment represents the accrual for liabilities directly attributable to investment advisory, legal and accounting fees and the bonuses due Critical Path, Inc. executives related to the sale of Hosted Assets.
(d)	This adjustment represents the value of certain Hosted Asset liabilities which are being transferred to the Buyer as part of the sale.